                                                                    EXHIBIT 99.1

                             SHARE SALE AGREEMENT
                             --------------------

THIS SHARE SALE AGREEMENT is made and entered into this 30/th/ day of June, 1999, by and between IFX CORPORATION, a Delaware corporation (the "Seller"), and THE PARK TRUST, a trust governed by the laws of the Isle of Jersey, acting by Duncan Lawrie Offshore Service Limited as its trustee ("The Park Trust").

                                  WITNESSETH:
                                  -----------

WHEREAS, the Seller and The Park Trust (through its trustee and beneficiaries) are together the registered and beneficial owners of all of the issued and outstanding capital stock of IFX LIMITED, a company organised under the laws of England and Wales (the "Company"), as follows:


           the Seller              2,448,465 Ordinary "A" shares

           The Park Trust          2,448,464 Ordinary "B" shares

WHEREAS, the Seller desires to sell to The Park Trust all 2,448,465 Ordinary "A" shares of the Company owned by the Seller (the "Shares") on the terms and subject to the conditions herein set forth, and The Park Trust desires to purchase such Shares on such terms and subject to such conditions as are set out in this Agreement.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE 1

                          PURCHASE AND SALE OF SHARES
                          ---------------------------
1.1      Agreement to Purchase and Sell. Subject to all the terms and conditions
         ------------------------------
         hereof, at the Closing (as defined in Section 1.5 below) on the Closing Date (as defined in Section 1.5 below) the Seller shall sell with full title guarantee all of the Shares to The Park Trust, and The Park Trust shall purchase all of the Shares from the Seller, free from all encumbrances and together with all rights now and hereafter attaching to them (save for any dividend declared and/or paid on the Shares in respect of the period up to and including 30 June 1999 which dividend, for the avoidance of doubt, will be due to the Seller)for the aggregate consideration set forth in Section 1.2 below (the "Consideration"), payable as provided in Section 1.3 below, and subject to The Park Trust and the Seller complying with their obligations at the Closing as set forth in section 1.5 below.

1.2      Consideration. Subject to the terms of Section 1.4 below, the aggregate
         -------------
         consideration payable by The Park Trust to the Seller for the Shares shall be satisfied by the payment of fifty percent (50%) of the Company's Net Book Value (as defined below) as at June 30, 1999.

         As used herein, the term "Net Book Value" shall mean, as of June 30, 1999, (i) Four Million Eight Hundred Ninety Six Thousand, Nine Hundred and Twenty-Nine United States Dollars (US$4,896,929), plus (ii) the Company's total accrued retained earnings, minus (iii) the book value of the Company's intangible assets to the extent that such intangible assets are in the Net Book Value, all as determined by the Company's auditors in accordance with generally accepted accounting principles, consistently applied, minus (iv) an amount equal to any dividend declared and paid after June 30, 1999, that is payable to all of the holders of record of the Company's ordinary shares on June 30, 1999

1.3      Payment of the Consideration. Subject to the terms of Section 1.4
         ----------------------------
         below, The Park Trust shall make payment of the Consideration to the Seller as follows:

         (a) On or before July 7, 1999, The Park Trust shall pay to the Seller, by electronic funds transfer pursuant to such instructions as the Seller shall have provided to The Park Trust an amount equal to
              (i) fifty percent (50%) of the Company's Net Book Value as at June 30, 1999, minus (ii) Five Hundred Thousand United States Dollars (US$500,000);

         (b) On or before the first anniversary of the Closing, The Park Trust shall pay to Seller, by electronic funds transfer an amount equal to Five Hundred Thousand United States Dollars (US$500,000) plus interest from the Closing Date until the date on which such payment is made at the Assumed Interest Rate. As used herein, the term "Assumed Interest Rate" shall mean three percent (3%) per annum over and above the prime, base or reference rate as announced from time to time by Harris Trust and Savings Bank of Chicago, Illinois, USA, or any successor thereto.

1.4      Consideration Adjustments. In the event that the auditors of the
         -------------------------
         Company determine after the Closing Date that an adjustment to the amount of Consideration paid by The Park Trust to the Seller pursuant to Section 1.3(b) is required, based on the auditors' calculation of Net Book Value and Net Profit, then if such adjustment shall result in an increase in the Consideration, The Park Trust shall pay such amount to the Seller by electronic funds transfer and if such adjustment shall result in a decrease in the Consideration, the Seller shall pay such amount to The Park Trust, in each case promptly after the auditors make their determination. The auditors' determination as to the Net Book Value and Net Profit shall be conclusive, provided, however, that each of the parties shall have the right to review and comment on the auditors' determination.

         If a Park Trust Adjustment Event (as defined below) shall occur prior to the third (3/rd/) anniversary of the Closing Date, then within thirty (30) days following the closing of such Park Trust Adjustment Event, The Park Trust shall pay the Seller, by electronic funds transfer pursuant to such instructions as the Seller shall have provided to The Park Trust, an amount equal to the Applicable Percentage of the amount equal to (i) two million four hundred forty-eight thousand four hundred sixty-five (2,448,465), multiplied by (ii) the Premium Per Share with respect to such Park Trust Adjustment Event.

         As used herein, the term "Park Trust Adjustment Event" shall mean the sale by The Park Trust of any equity securities of the Company at a price per share which is effectively greater than (1) the aggregate amount paid to the Seller by The Park Trust hereunder through the date of such sale of equity securities by The Park Trust (excluding any payment made pursuant to Section 3.3 hereof), divided by (2) two million four hundred forty-eight thousand four hundred sixty five (2,448,465). As used herein, the term "Applicable Percentage" shall mean (1) fifty percent (50%) with respect to any Park Trust Adjustment Event which occurs on or before the first (1/st/) anniversary of the Closing Date, (2) thirty-five percent (35%) with respect to any Park Trust Adjustment Event which occurs after the first (1/st/) anniversary of the Closing Date and on or before the second (2nd) anniversary of the Closing Date, and (3) twenty percent (20%) with respect to any Park Trust Adjustment Event which occurs after the second anniversary of the Closing Date and prior to the third (3/rd/) anniversary of the Closing Date. As used herein, the term "Premium Per Share" shall mean, with respect to any particular Park Trust Adjustment Event, the amount by which (i) the actual or deemed sales price per share in such Park Trust Adjustment Event exceeds (ii) the quotient equal to the aggregate amount paid to the Seller by Park Trust through the date of such Park Trust Adjustment Event (excluding any payment made pursuant to Section
         3.3 hereof), divided by two million four hundred forty-eight thousand four hundred sixty-five (2,448,465). Notwithstanding the foregoing, if
         (i) Lee S. Casty, any member of his family, any entity owned, directly or indirectly, or controlled by Lee S. Casty or any member of his family, or any affiliate of the foregoing in the aggregate cease to own at least 15% of the Seller (including any successor entity into which the Seller is merged or any acquirer of Seller) or (ii) more than 50% of the directors of the Seller at the Closing Date shall cease to be directors thereof, unless prior to such change the new directors shall have been approved by the incumbent directors, then the provisions of this Section 1.4 shall not apply. Instead, The Park Trust covenants that no event which would otherwise constitute a Park Trust Adjustment Event shall occur without Seller's (or its transferee's or successor's) consent.

1.5      Closing. The consummation of the purchase and sale of the Shares
         -------
         described in Section 1.1 above (the "Closing") shall occur on June 30, 1999 (the date of the Closing being referred to herein as the "Closing Date"). At the Closing, and concurrently with the Seller's performance of its obligations hereunder to be performed at the Closing:

               (a) the Seller shall deliver to The Park Trust a share certificate evidencing the Seller's ownership of the Shares, together with a duly executed stock transfer form in form sufficient to effect the transfer of the Shares to The Park Trust; and

               (b) The Park Trust and the Seller shall each sign such shareholder and class resolutions of the Company (the "Resolutions") and procure that the board of directors of the Company passes such board resolutions (the "Board Resolutions") as are required to:

                         (i) Amend thearticles of association of the Company (the "Articles");
                         (ii) Reclassify the Ordinary "A" Shares and the Ordinary "B" Shares of the Company as Ordinary Shares of US$1 each to rank pari passu; and;
                         (iii) Allot and issue, credited as fully paid up, one new redeemable preference share of US$1 in the Company (the "Preference Share") to the Seller, such Preference Share having the rights and being subject to the restrictions set out in the Articles (in consideration for US$1 paid by the Seller to the Company), enter the Seller in the register of members of the Company as the holder of the Preference Share and issue a share certificate in respect of the Preference Share to the Seller.

         The Resolutions and the Board Resolutions shall be in the form attached to this Agreement and initialled by or on behalf of The Park Trust and the Seller for the purposes of identification.

1.6      Late Payments. Any payments due to Seller hereunder, if not paid when
         -------------
         due, shall accrue interest and be payable at the Assumed Interest Rate.

1.7      Seller's Change of Name. The Seller confirms that in the event that it
         -----------------------
         shall commence any activities in the field of financial trading, then it shall use its best efforts, at its own expense, to change its name (and any trading name) to any name not including the words or abbreviations "Index Future Group", "IFX" or any similar word or colourable imitation thereof at the next annual or special meeting of the stockholders of the Seller, which the Seller shall cause to be called for a date not later than June 30, 2000, and shall supply a copy of its Certificate of Incorporation on Change of Name or equivalent document to The Park Trust promptly after such change has been effected.

                                  ARTICLE II

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

2.1      Representations and Warranties of the Seller
-----------------------------------------------------

         (i) Organisation and Authority. The Seller is a corporation which is duly organised, validly existing, and in good standing under the laws of the State of Delaware, U.S.A. The Seller has full corporate power, right and capacity to enter into this Agreement and to perform its obligations hereunder. The Seller's execution, delivery and performance of this Agreement have been duly authorised by all necessary corporate action on the part of the Seller.

         (ii)  Enforceability. This Agreement is a valid and binding agreement
               --------------
               of the Seller enforceable against it in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganisation, moratorium or similar laws and except as may be limited by the unavailability of equitable remedies.

         (iii) No Conflicts. The Seller's execution, delivery and performance of
               ------------
               this Agreement does not conflict with, and does and will not result in a material breach of, or constitute a violation or default under, any agreement or other document or instrument to which the Seller is a party or by which the Seller or any of its assets or properties is bound or affected, or any law, statute, rule, regulation, ordinance, writ, order or judgement to which the Seller is subject or by which the Seller or any of its assets or properties is bound or affected.

         (iv)  Title to the Shares. The Seller is the registered and sole
               -------------------
               beneficial owner of the Shares, free and clear of all mortgages, liens, claims, encumbrances and other security interests or restrictions or any kind whatsoever. The Shares are fully paid up.

         (v)   Consents. The Seller is not required to obtain any consent or
               --------
               other approval from any governmental agency or any other person (including any lessor, customer, supplier or lender to the Seller or the Company) to permit the consummation of the transactions contemplated hereby.

         (vi)  No Indebtedness. There is not outstanding any indebtedness or
               ---------------
               other liability (actual or contingent) owing by the Company to the Seller or to any officer of or any person connected with the Seller, nor is there any indebtedness owing to the Company by any such person.

         (vii) No Pre-emptive Rights. No person has the right (whether
               ---------------------
               exercisable now or in the future and whether contingent or not) to call for the sale, transfer or conversion of any of the Shares under any option or other loan agreement (including conversion rights and rights of pre-emption).

2.2 Representations of The Park Trust - Enforceability. This Agreement is a valid and binding agreement of The Park Trust enforceable against it in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganisation, moratorium or similar laws and except as may be limited by the unavailability of equitable remedies. The Park Trust furthermore warrants that it is a duly constituted trust in accordance with the laws of the Isle of Jersey.

                                  ARTICLE III
                                  -----------

                                   COVENANTS

3.1      Conduct of the Company Pending Closing. The Seller hereby covenants and
         --------------------------------------
         agrees that, from the date hereof to and including the Closing Date, the Seller shall cause the Company to operate the business only in usual and ordinary course, consistent with past practice.

3.2      Termination of the Stockholders Agreement. Except as otherwise provided
         -----------------------------------------
         in this Section 3.2, effective as of the Closing Date, the Stockholders Agreement previously made between IFX Corporation and The Park Trust in relation to the Company shall be terminated and of no further force or effect whatsoever.

3.3      Payment of Indebtedness. The Park Trust hereby confirms that it has
         -----------------------
         already paid or will pay promptly that certain indebtedness to Seller in the principal amount of Two Hundred Thousand United States Dollars (US$200,000) which covenant will not, for the avoidance of doubt, form part of the Consideration in any event.

3.4.     Audit Rights. The Park Trust hereby covenants and agrees that, until
         ------------
         such time as The Park Trust shall have fully discharged all of its obligations to the Seller hereunder, The Park Trust shall keep full and complete books and records relating to all of the matters which could affect the calculation of amounts payable by The Park Trust to the Seller hereunder. The Park Trust further covenants and agrees that all such books and records shall be kept in accordance with prudent business practice and shall be prepared in accordance with the practices adopted by the Company for the preparation of its management accounts, and shall be retained for at least four (4) years following the Closing Date. The Seller and its duly authorised representatives shall have the right at all reasonable times and upon reasonable notice to examine such books and records, and shall have free and full access thereof for said purposes and for the purpose of making extracts therefrom and copies thereof. The costs of any such examination by the Seller or any of its duly authorised representatives shall be borne solely by Seller unless such examination shall reveal an underpayment by The Park Trust of more than five percent (5%) with respect to any particular quarter, in which event The Park Trust shall promptly reimburse the Seller for such costs of examination.

3.5      Indemnification.
         ---------------

                  (i) The Park Trust (the "Indemnitor") hereby agrees to indemnify the Seller and the affiliates, directors and officers of the Seller (collectively, the "Indemnitee") and shall hold each of them harmless from, any and all damages, claims, suits, actions, causes of action, proceedings, investigations, losses, liabilities, assessments, judgements, deficiencies and expenses (including without limitation, reasonable legal, accounting and other professional expenses)

                  ("Indemnified Liabilities") asserted against or incurred or sustained by any of them relating to associated with or arising out of any actions by the Company from and after the date hereof; provided, however, that in no event shall Duncan Lawrie Offshore Services Limited or any successor trustee thereto of The Park Trust have any individual or personal liability or obligation to indemnify or hold harmless any Indemnitee and any indemnification amount payable pursuant to this Agreement by The Park Trust shall be paid solely out of the assets thereof.

                  (ii) Indemnification Procedure.(a) Reasonably promptly after obtaining knowledge thereof, Indemnitee shall give Indemnitor written notice of any Indemnified Liability which the Indemnitee has determined has given or could give rise to a claim for indemnification hereunder (a "Notice of Claim"); provided, however, that no failure or delay in giving any such Notice of Claim shall relieve the Indemnitor of its obligations except, and only to the extent, that it is prejudiced thereby. A Notice of Claim shall specify in reasonable detail the nature and all known particulars related to an Indemnified Liability.

                  (iii) The Indemnitor shall (a) promptly inform the Indemnitee of all material developments with respect to a matter which is the subject of a Notice of Claim and (b) inform the Indemnitee promptly after the Indemnitor has made a good faith determination, based on the facts alleged in such Notice of Claim or which have otherwise become known to the Indemnitor, either that the Indemnitor acknowledges that it has an indemnification obligation hereunder in respect of such Indemnified Liability or that the Indemnitor has made a good faith determination that it has no indemnification obligation hereunder in respect of such Indemnified Liability. The Indemnitee shall have the right, but not the obligation, to participate, at its own cost and expense, in the defence, contest or other opposition of any such third party claim, demand, suit, action or proceeding through legal counsel selected by it and shall have the right, but not the obligation, to assert any and all cross-claims or counterclaims which it may have. So long as the Indemnitor is in good faith performing its obligations, the Indemnitee shall
                  (i) at Indemnitor's cost and expenses, co-operate in all reasonable ways with, make its relevant files and records available for inspection and copying by, make its employees reasonably available to and otherwise render reasonable assistance to the indemnitor upon request and (ii) not compromise or settle any such claim, demand, suit, action or proceedings without the prior written consent of the Indemnitor. If the Indemnitor fails to perform its obligations under this Section 3.5(iii), or if the Indemnitor shall have informed the Indemnitee in writing in accordance herewith that the Indemnitor does not have an indemnification obligation hereunder in respect to such Indemnified Liability, then the Indemnitee shall have the right, but not the obligation, to take the actions which the Indemnitor would have had the right to take in connection with the performance of such obligations and, if the Indemnitee is entitled to indemnification hereunder in respect of the event or circumstance as to which the Indemnitee takes such actions, then the Indemnitor shall , in addition to indemnifying Indemnitee for the Indemnified Liability, indemnify the Indemnitee for all of the legal, accounting and other costs, fees and expenses reasonably and actually incurred in connection therewith. If the Indemnitor proposes to settle or compromise any such third party action, demand, claim, suit or proceeding, the Indemnitor shall give written notice to that effect (together with a statement in reasonable detail of the terms and conditions of such settlement or compromise) to the Indemnitee a reasonable time prior to effecting such settlement or compromise. Notwithstanding anything contained herein to the contrary, the Indemnitee shall have the right to object to the settlement or compromise of any such third party action, demand, claim, suit or proceeding whereupon (A) the Indemnitee will assume the defence, contest or other opposition of any such third party action, demand, claim, suit or proceeding for its own account and as if it were the Indemnitor and (B) the Indemnitor shall be released from any and all liability with respect to any such third party action, demand, claim, suit or proceeding to the extent that such liability exceeds the liability which the indemnitor would have had in respect of such a settlement or compromise.

3.6      No Dividends, etc. Without the prior written consent of Seller, The
         -----------------
         Park Trust will use its reasonable endeavours to procure that no dividends, distributions or share redemptions in excess of 50% of the year's Net Profit (as defined in the Resolutions) will be distributed or made by the Company prior to the time that Seller receives all amounts due under Section 1.3(b).

3.7      Tax Assistance. The Park Trust shall cause the Company to provide the
         --------------
         Seller with such information as may be required by the Internal Revenue Service.

3.8      Payments to Directors. The Park Trust shall take reasonable steps to
         ---------------------
         procure that the Company shall not pay amounts to on behalf of Graham Wellesley, Lorenzo Naldini or any of their affiliates (including, without limitation, rent and business promotion expenses, professional fees or consulting fees) in excess of (pound)120,000 in the aggregate per year in a manner which may prejudice the payment to the Seller of the preferential dividend pursuant to the Resolutions.

3.9      Alterations to Articles. Without the prior written consent of the
         -----------------------
         Seller, The Park Trust undertakes to refrain from effecting any alterations to the Articles which adversely affect the rights of the holder of the Preference Share during the period which any monies are owed in connection with the Preference Share.

                                  ARTICLE IV
                                  ----------

                  CONDITIONS TO THE OBLIGATIONS OF THE SELLER

         The obligations of the Seller to proceed with the Closing as provided herein are subject to the satisfaction of each of the following conditions on or before the Closing Date, unless otherwise waived, in writing, by the Seller.

4.1      Representations and Warranties. The representations and warranties of
         ------------------------------
         The Park Trust contained herein shall be true and correct in all material respects on and as of the Closing Date.

4.2      Performance. The Park Trust shall have duly performed or complied with
         -----------
         all of the covenants, acts and obligations to be performed or complied with by it hereunder at or prior to the Closing, including without limitation the delivery of the funds and documents described in Article 1 hereof.

4.3      Trustee's Certificate. The Park Trust shall have delivered to the
         ---------------------
         Seller a written certificate, dated the Closing Date and duly executed by the trustee of The Park Trust, as the case may be, certifying without qualification or exception to the effect that the representations and warranties of The Park Trust, contained herein are true and correct on and as of the Closing Date, and that The Park Trust, has duly performed or complied with the covenants, acts and obligations to be performed or complied with by it hereunder at or prior to the Closing.

                                   ARTICLE V
                                   ---------

                CONDITIONS TO THE OBLIGATIONS OF THE PARK TRUST

         The obligations of The Park Trust to proceed with the Closing are subject to the satisfaction of each of the following conditions on or before the Closing Date, unless otherwise waived, in writing, by The Park Trust.

5.1      Representations and Warranties. The representations and warranties of
         ------------------------------
         the Seller contained herein shall be true and correct in all material respects on and as of the Closing Date.

5.2      Performance. The Seller shall have duly performed or complied with all
         -----------
         of the covenants, acts and obligations to be performed or complied with by it hereunder at or prior to the Closing.

5.3      Assignment of Shares. The Seller shall have delivered to The Park Trust
         --------------------
         the share certificate evidencing its ownership of the Shares, accompanied by a duly executed stock transfer form in favour of The Park Trust.

5.4      Officer's Certificate. The Seller shall have delivered to The Park
         ---------------------
         Trust a written certificate, dated the Closing Date and duly executed by an officer of the Seller, certifying without qualification or exception to the effect that the Seller's representations and warranties contained herein are true and correct on and as of the Closing Date, and that the Seller has duly performed or complied with the covenants, acts and obligations to be performed or complied with by it hereunder at or prior to the Closing.

                                  ARTICLE VI
                                  ----------

                                  TERMINATION

         This Agreement may be terminated and abandoned, without limiting or waiving any other rights or remedies any party hereto may have at law or in equity, at any time prior to the consummation of the Closing on the Closing Date under the following described circumstances:

         (a)      upon the mutual written consent of all parties hereto;

         (b) by The Park Trust, if the conditions set forth in Article V hereof shall not have been fully satisfied or waived by The Park Trust on or before June 30, 1999; or

         (c) by the Seller, if the conditions set forth in Article IV hereof shall not have been fully satisfied or waived by the Seller on or before June 30, 1999.

                                  ARTICLE VII
                                  -----------

                                 MISCELLANEOUS

7.1      Written Agreement to Govern. This Agreement sets forth the entire
         ---------------------------
         understanding of the parties with respect to the subject matter hereof, and supersedes all prior and contemporaneous oral or written agreements between the parties hereto relating to such subject matter. No party hereto shall be bound by any definition, condition, representation, warranty, covenant or provision other than as expressly stated in this Agreement or as hereafter set in a written instrument executed by such party or by a duly authorised representative of such party. In no event shall this Agreement be modified or rescinded except pursuant to a written instrument signed by the party against whom enforcement is sought.

7.2      Severability. The provisions of this Agreement shall be interpreted in
         ------------
         a reasonable manner which will sustain their legality. The invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other provision hereof, and any such provision which is adjudicated to be invalid or unenforceable by a court of competent jurisdiction shall be severed from this Agreement.

7.3      Notices. Any and all notices necessary or desirable to be served
         -------
         hereunder shall be in writing and shall be (i) personally delivered,
         (ii) sent by a reputable private courier service with international operations, (iii) sent by facsimile telecopier to the facsimile number indicated for the intended recipient below, or (iv) sent by registered mail, postage prepaid, return receipt requested, to the address for the intended recipient set forth below:


                  (a)      If to the Seller:
                           IFX Corporation

                           707 Skokie Boulevard
                           Fifth Floor
                           Northbrook
                           Illinois
                           60062
                           Fax: [              ]

                           With a copy to:
                           Neal, Gerber & Eisenberg
                           Suite 2200
                           Two North La Salle Street
                           Chicago, Illinois 60602
                           Attn: Scott J. Bakal, Esq.
                           Fax: (312) 269-1747

                  (b)      If to The Park Trust:

                           Duncan Lawrie Offshore Services Limited
                           14/15 Mount Havelock
                           Douglas
                           Isle of Man
                           Attn:_Ms Carolyn Johnston
                           Fax: + 44 1624 6628 78

                           With a copy to:

                           Duncan Lawrie Limited
                           1 Hobart Place
                           London SW1 0HU

                           Attn:W. M. Dawson
                           Fax:+44 171 245 6276

         Any notice sent by private courier service as provided above shall be deemed delivered on the third (3/rd/) business day next following the date on which it was placed into the custody of such courier service. Any notice delivered by facsimile telecopier as provided above shall be deemed delivered twelve (12) hours following the date and time reflected on a written confirmation of such transmission. Any notice sent by mail as provided above shall be deemed delivered on the fifth (5/th/) business day next following the postmark date which it bears.

7.4      Effect of Change of Shares. If the Company shall, at any time prior to
         --------------------------
         the third (3/rd/) anniversary of the Closing Date, change its issued capital stock into an increased number of shares, through an issuance or sub-division of shares, or into a decreased number of shares, through a redemption or consolidation of shares, then immediately after the record date of such change all of the terms and provisions hereof shall be deemed adjusted such that the economic effect of all the terms and provisions hereof immediately after such change shall be identical to the economic effect of the terms and provisions hereof immediately prior to such change.

7.5      Public Announcements. Except as may be required by law, neither party
         --------------------
         hereto shall make, or shall cause to be made, any press release or public announcement in respect of this Agreement or the transaction contemplated hereby, or shall otherwise communicate with any news media with respect thereto, without the express written consent of each other party hereto. Except to the extent prohibited by applicable law, each of the parties hereto shall co-operate in good faith with each of the other parties here as to the timing and contents of any such press release or public announcement. Notwithstanding the foregoing, each of the parties consents to the other party making a public announcement following the Closing, provided however, that prior to either party making such announcement, each party shall provide the other party and its legal counsel with a draft of such public announcement and provide them with a reasonable opportunity to comment thereon.

7.6      Further Assurances. At any time and from time to time following the
         ------------------
         Closing, each party hereto shall execute and deliver to each other party hereto, without further consideration, such instruments of transfer or other documents, and shall take such other action as may be reasonably required, in order to consummate the transaction contemplated hereby and give effect to the purposes and intent of this Agreement.

7.7      Assignment. This Agreement shall inure to the benefit of and be binding
         ----------
         upon the parties hereto and their respective successors and assigns.

7.8      Waiver. Failure to insist upon strict compliance with any of the terms
         ------
         or conditions hereof shall not be deemed a waiver of such term or condition, nor shall any waiver or relinquishment of any right or remedy hereunder at any one or more times be deemed a waiver or relinquishment of such right or remedy at any other time or times.

7.9      Survival. The representations, warranties, covenants and agreements set
         --------
         forth herein shall survive the Closing.

7.10     Governing Law. The validity, construction and enforceability of this
         -------------
         Agreement shall be governed by and construed in accordance with the laws of England and Wales. Each party hereto irrevocably submits to the exclusive jurisdiction of the courts of England and Wales with respect to any action or proceeding arising out of or relating hereto, and each party hereto irrevocably agrees that all claims in respect of any such action or proceeding shall be held and determined in such court. Each party hereby further waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue in any such court and any objection to any action or proceeding in any such court on the basis of an inconvenient forum. Each party agrees that a final, non-appealable judgement in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgement or in any other manner provided by law.

7.11     Attorneys Fees. If any legal action or other proceeding shall be
         --------------
         brought for the enforcement of any rights under this Agreement, or arising out of any alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, then the prevailing party shall be entitled to recover reasonable attorneys fees and other costs incurred in such action or proceeding in addition to any other relief to which it may be entitled.

7.12     Counterparts. This Agreement may be executed in one or more
         ------------
         counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

7.13     Interpretation. If any provision in this Agreement shall receive
         --------------
         judicial interpretation or construction, then there shall not be any presumption that the terms hereof shall be strictly construed or construed more strictly against the party which prepared the same.


IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


IFX CORPORATION,
a Delaware corporation


By:  /s/ Joel Eidelstein                     Title:  President
   ------------------------------------            --------------------


THE PARK TRUST,
a trust governed by the
laws of the Isle of Jersey


By:  Duncan Lawrie Offshore Services  Limited,
     its trustee

     By:  /s/ illegible                  Title:___________________________
        ---------------------------